SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Alternative Asset Allocation VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading in the summary section of the fund’s prospectuses.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2018.
Darwei Kung, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2013.
Fabian Degen, CFA, Porfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2021.
The following information replaces the existing similar disclosure contained under the “MANAGEMENT” heading in the “Fund Details” section of the fund’s prospectuses.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
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Americas Multi-Asset Head: New York.
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BSE, Princeton University.
Darwei Kung, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2013.
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Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
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Portfolio Manager: New York.
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BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Fabian Degen, CFA, Porfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2021.
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Joined DWS in 2007.
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Portfolio Manager and Analyst: New York.
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Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn (with semester at the University of Maine (USA)).
The following information replaces the existing disclosure contained under the “Management Fee” sub-heading under the “WHO MANAGES AND OVERSEES THE FUND” heading in the “Fund Details” section of the fund’s Class B prospectus.
The Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through April 30, 2022 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 1.58% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
Please Retain This Supplement for Future Reference
May 10, 2021
PROSTKR21-24